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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 18, 2004


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                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


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        Cayman Islands                      1-10809             98-0191089
(State or other jurisdiction of          (Commission          (IRS Employer
        incorporation)                   File Number)      Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (441) 292 8515

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.   Other Events and Regulation FD Disclosure.

     On May 18, 2004, XL Capital Ltd issued the press release attached as
Exhibit 99.1 and incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:


      Exhibit No.      Description
      -----------      -----------

          99.1 Press Release ("XL Capital Ltd announces its intention to make a one-time cash payment to holders of its Zero-Coupon Convertible Debentures due May 2021 for not exercising put rights") dated May 18, 2004.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 18, 2004

                                   XL CAPITAL LTD
                                    (Registrant)


                                  By:  /s/ Paul S. Giordano
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                                       Name:   Paul S. Giordano
                                       Title:  Executive Vice President and
                                               General Counsel